UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

MAM SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Maple Park, Maple Court, Tankersley, Barnsley, UK S75 3DP

 (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 011 44 124 431 1794

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

MAM Software Group, Inc. (the “Company”) held its 2017 annual meeting of the stockholders (the “Annual Meeting”) at 875 Third Avenue, 9th Floor, New York, New York, on December 20, 2016. As described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 28, 2016, the Company’s stockholders voted on five matters: (i) the election of directors; (ii) the ratification of the appointment of an independent registered public accounting firm; (iii) the approval of the Company’s 2017 Equity Incentive Plan; (iv) the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; and (v) the approval, on a non-binding, advisory basis, on whether a non-binding advisory vote to approve the compensation of the Company’s named executive officers should be held every one, two, or three years.

Of the 12,276,715 shares outstanding and entitled to vote as of the record date for the Annual Meeting, 9,731,623 shares were present at the Annual Meeting in person or by proxy. As such, a quorum was established at the Annual Meeting.

Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to management’s nominees for directors. All nominees for director listed below were elected. The term of office for each director will be until the 2018 annual meeting of the Company’s stockholders and their successors are elected and qualified, or until their earlier resignation or removal.

The final results of the election of directors were as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
Michael G. Jamieson	7,194,238	765	0	2,536,620
Dwight B. Mamanteo	7,056,776	138,227	0	2,536,620
Peter H. Kamin	7,056,776	138,227	0	2,536,620
Frederick Wasserman	7,056,732	138,271	0	2,536,620
W. Austin Lewis IV	7,058,332	136,671	0	2,536,620

The stockholders approved of the proposal to ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent auditors for the fiscal year ending June 30, 2017, by a vote of 9,730,768 for, 332 against, and 523 abstentions. There were no broker non-votes.

The stockholders approved of the proposal to approve the Company’s 2017 Equity Incentive plan by a vote of 7,180,557 for, 10,408 against, 4,038 abstentions and 2,536,620 broker non-votes.

The stockholders approved of the proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers by a vote of 7,163,391 for, 15,370 against, 16, 242 abstentions and 2,536,620 broker non-votes.

The stockholders approved the frequency option of Every 3 Years as the frequency for which a non-binding, advisory vote to approve the compensation of the Company’s named executive officers should be held by a vote of 427,967 for Every 1 Year, 132,700 for Every 2 Years, 6,622,803 for Every 3 Years, 11,533 abstentions and 2,536,620 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 23, 2016		MAM SOFTWARE GROUP, INC.

	By:	/s/ Brian H. Callahan
Name: Brian H. Callahan Title: Chief Financial Officer